UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):   February 22, 2007




                            JUPITERMEDIA CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         000-26393                     06-1542480
   --------                         ---------                     ----------
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


     23 Old Kings Highway South, Darien, CT                         06820
     --------------------------------------                         -----
     (Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code:       (203) 662-2800
                                                              --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 8.01.  Other Events.

     On February 22, 2007, Jupitermedia Corporation issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            JUPITERMEDIA CORPORATION


                                            By: /s/ Christopher S. Cardell
                                                --------------------------------
                                            Name:   Christopher S. Cardell
                                            Title:  Director, President, and COO


Date:  February 22, 2007


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                                  EXHIBIT INDEX


Exhibit:
-------

99.1    Press release, dated February 22, 2007, of Jupitermedia Corporation.